Exhibit(j)(1)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information in Post-Effective Amendment No. 6 to the Registration Statement (Form N-1A, No. 333-89822) of ProShares Trust, and to the incorporation by reference of our report dated July 20, 2007 on the Ultra QQQ ProShares, Ultra Dow 30 ProShares, Ultra S&P500 ProShares, Ultra MidCap400 ProShares, Ultra SmallCap600 ProShares, Ultra Russell2000 ProShares, Ultra Russell1000 Value ProShares, Ultra Russell 1000 Growth ProShares, Ultra Russell MidCap Value ProShares, Ultra Russell MidCap Growth ProShares, Ultra Russell2000 Value ProShares, Ultra Russell2000 Growth ProShares, Ultra Basic Materials ProShares, Ultra Consumer Goods ProShares, Ultra Consumer Services ProShares, Ultra Financials ProShares, Ultra Health Care ProShares, Ultra Industrials ProShares, Ultra Oil & Gas ProShares, Ultra Real Estate ProShares, Ultra Semiconductors ProShares, Ultra Technology ProShares, Ultra Utilities ProShares, Short QQQ ProShares, Short Dow30 ProShares, Short S&P500 ProShares, Short MidCap400 ProShares, Short SmallCap600 ProShares, Short Russell2000 ProShares, UltraShort QQQ ProShares, UltraShort Dow30 ProShares, UltraShort S&P500 ProShares, UltraShort MidCap400 ProShares, UltraShort SmallCap600 ProShares, UltraShort Russell2000 ProShares, UltraShort Russell1000 Value ProShares, UltraShort Russell1000 Growth ProShares, UltraShort Russell MidCap Value ProShares, UltraShort Russell MidCap Growth ProShares, UltraShort Russell2000 Value ProShares, UltraShort Russell2000 Growth ProShares, UltraShort Basic Materials ProShares, UltraShort Consumer Goods ProShares, UltraShort Consumer Services ProShares, UltraShort Financials ProShares, UltraShort Health Care ProShares, UltraShort Industrials ProShares, UltraShort Oil & Gas ProShares, UltraShort Real Estate ProShares, UltraShort Semiconductors ProShares, UltraShort Technology ProShares, and UltraShort Utilities ProShares (fifty-two of the Funds comprising ProShares Trust) included in the Annual Report to Shareholders for the period ended May 31, 2007.

Boston, Massachusetts

September 21, 2007